NOTE: A LETTER DATED FEBRUARY 26, 1997, REQUESTING CONFIDENTIAL TREATMENT OF CERTAIN INFORMATION CONTAINED HEREIN HAS BEEN FILED WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION FOR WHICH SUCH REQUEST WAS MADE HAS BEEN DELETED FROM THIS FILING. PLACES WHERE INFORMATION HAS BEEN DELETED ARE MARKED AS FOLLOWS: [CONFIDENTIAL INFORMATION DELETED].


                   TRADEMARK AND TECHNOLOGY LICENSE AGREEMENT
                   ------------------------------------------


         THIS AGREEMENT (the "Agreement"), made and entered into as of the 30th day of December, 1996 (the "Effective Date"), by and between HUHTAMAKI FINANCE B.V., a Dutch corporation, with its principal place of business at Burgemeester Rijnderslaan 26, P.O. Box 49, 1180 AA Amstelreen, The Netherlands (the "Licensor") and HOMESTEAD, INC., a Delaware corporation, with its principal place of business at 111 Continental Drive, Suite 309, Newark, DE 19713 (the "Licensee").

         WHEREAS, this Agreement is made pursuant to, and is attached as an Exhibit to, that certain Stock Purchase and Sale Agreement (the "Purchase Agreement") dated as of November 23, 1996 by and among Huhtamaki Oy (a Finnish corporation and the parent of Licensor), Licensor, Hershey Holding Corporation (a Delaware corporation and the parent of Licensee) and Hershey Foods Corporation (a Delaware corporation and a second tier parent of Licensee);

         WHEREAS, Licensor owns the Trademarks (as hereinafter defined), and any registrations and applications therefor, used in connection with the manufacture and sale of confectionery and other products in the Territory (as hereinafter defined) and with which goodwill of substantial value is associated;

         WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, Licensor is desirous to grant and Licensee is desirous of being granted an exclusive license for the production, manufacture, marketing, advertising, promotion, sale and distribution in the Territory of Products (as hereinafter defined); and

         WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, Licensee desires to acquire the right to use certain technology and technical expertise of Licensor and its Affiliates;

         NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements contained herein, and for other good and valuable

Page 1 of 34 Pages
consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE 1
                                    ---------
                                   DEFINITIONS
                                   -----------

         1.1. The following capitalized terms shall have the following meanings wherever used in this Agreement:

                  (a) "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

                  (b) "Annual Period" means each twelve (12) calendar month period beginning on January 1 and ending on the subsequent December 31 during the term of this Agreement (except in the case of the first Annual Period which shall begin on the date hereof and end on December 31, 1997 and in the case of the last Annual Period which shall end upon the date of termination or expiration of this Agreement).

                  (c) "Net Sales" means (i) the sales of Products under the Trademarks invoiced to third parties by Licensee or invoiced to third parties by any sublicensed Affiliate of Licensee less any value added, general sales and similar taxes (to the extent included in the invoiced price), sales rebates and discounts, including rebates, commissions to wholesalers and premiums, other price reductions and payments to customers, rebates to customers for price differences and returns, provisions for price reductions and trade discounts; plus (ii) the sales of confectionery Products (which shall not include any sales of products, such as ice cream or cookies for example, in which any such confectionery Product is an ingredient) under the Trademarks invoiced to third parties by any third party sublicensee of Licensee or invoiced to third parties by any third party sublicensee of any sublicensed Affiliate of Licensee less any value added, general sales and similar taxes (to the extent included in the invoiced price), sales rebates and discounts, including rebates, commissions to wholesalers and premiums, other price reductions and payments to customers, rebates to customers for price differences and returns, provisions for price reductions and trade discounts; plus (iii) the royalties or other equivalent payments received by Licensee or any sublicensed Affiliate of Licensee from any third party sublicensee for sales of non-confectionery Products under the Trademarks (which shall include any royalties or other equivalent payments for sales of products, such as ice cream or cookies, for example, in which any

Page 2 of 34 Pages
confectionery Product is an ingredient but only if and to the extent such royalties or other equivalent payments relate to or are based upon the inclusion of the confectionery Product in such products). If any of the Products covered by clause (i) or the confectionery Products covered by clause (ii) above are sold in a manner (such as a package of assorted candies for example) in which a separate price for the Product or confectionery Product, as the case may be, is not established, then the amount of sales to be included in Net Sales shall be calculated on the basis of the Product's or confectionery Product's proportionate weight or value, as appropriate in the circumstances.

                  (d) "Patent Rights" means all patents and patent applications owned by or registered in the name of Licensor as of the Effective Date that prior to the Effective Date were used in, or that otherwise relate to, the production, manufacture, use, sale, distribution or composition of the Products, as set forth in SCHEDULE B-1 hereto.

                  (e) "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  (f)      "Products" means:

                           (i) the products marketed and sold as of the Effective Date in the Territory by Licensor or any pre-Effective Date Affiliate of Licensor which bear or are distributed or sold under any of the Trademarks; and

                           (ii) any product or service in connection with which any of the Trademarks is used and which is added to this Agreement by Licensee in accordance with SECTION 2.3.

                  (g) "Technical Information" means the Intellectual Property (as defined in the Purchase Agreement and other than the Trademarks), including that set out in SCHEDULE B-2 hereto, which is owned by or registered in the name of Licensor as of the Effective Date and which prior to the Effective Date was used in, or which otherwise relates to, the conception, development, production, manufacture, sale or distribution of the Products, including but not limited to the following: ingredients composition and recipes; formulae; standards for raw materials, packaging and labeling; quality control standards; and processes and technical descriptions for the transformation of raw materials into finished products.


Page 3 of 34 Pages

                  (h) "Territory" means North America (including without limitation, the United States of America, Canada and Mexico and each of their possessions, territories and dependencies, including without limitation the Commonwealth of Puerto Rico, Guam, the U.S. Virgin Islands and American Samoa), the Caribbean, Central America and South America, and all government and military establishments and installations thereof wherever located worldwide provided the sale of Products first occurs in North America (as defined above), the Caribbean, Central America or South America. The Territory shall further include all duty free shops located in North America (as defined above), the Caribbean, Central America and South America.

                  (i) "Trade Dress" means the labels, packaging, and related associated materials, including designs and colors, and copyrights (including those set forth on SCHEDULE A), heretofore used in the Territory by Licensor or any of its pre-Effective Date Affiliates in connection with or heretofore relating to the Products and any modifications, variations or extensions thereof.

                  (j) "Trademarks" means the trademarks set out in SCHEDULE A including any and all registrations and applications for registration thereof, goodwill associated therewith and common law and all other rights appertaining thereto throughout the Territory and any modifications, variations or extensions thereof, and the Trade Dress associated therewith.

                                    ARTICLE 2
                                    ---------
                                 GRANT OF RIGHTS
                                 ---------------

         2.1. GRANT OF TRADEMARK LICENSE. The Licensor (for itself and its Affiliates) does hereby grant to the Licensee, and the Licensee accepts, the exclusive (even as to Licensor and its Affiliates) authority, right and license to produce, market, advertise, promote, sell, distribute or offer for sale the Products under the Trademarks in the Territory and to use the Trademarks as trade names in connection therewith. This exclusive grant to Licensee shall preclude each of the Licensor and its Affiliates from producing, marketing, advertising, promoting, selling, distributing or offering for sale any product or service in the Territory under a trademark that is the same as or confusingly similar to any of the Trademarks. Except as permitted in accordance with SECTION 3.3(b) hereof, Licensee acknowledges that absent Licensor's express written consent, Licensee shall have no right to, and no right to authorize others to, use and Licensee agrees not to so use or authorize others to so use any trademarks that are the same as or confusingly similar to the Trademarks outside of the Territory. The parties acknowledge that the distribution or transmission of print and electronic media pursuant to which the Products may be marketed, advertised, promoted or offered cannot be controlled in all cases, and neither party shall be responsible

Page 4 of 34 Pages
for the effects of such distribution or transmission provided as regards Licensee such media originates within the Territory and as regards Licensor such media originates outside of the Territory.

         2.2. GOODWILL. The use of the Trademarks by Licensee and any of its sublicensees and the goodwill associated therewith shall enure solely to the benefit of the Licensor.

         2.3. EXPANSION OF TRADEMARK USE BY LICENSEE. (a) The Licensee shall have the absolute and unconditional right, subject only to the limitations imposed by any of the license or limitation agreements referred to on SCHEDULE A, to use in any jurisdiction within the Territory any of the Trademarks in any way in connection with the manufacturing, marketing, advertising, promoting, selling, distributing or offering for sale of any product or service in addition to those specified in SECTION 1.1(f)(i). In the event of such use of a Trademark, such product or service shall thereupon become a Product as provided for in SECTION 1.1(f)(ii) and be subject to the terms and conditions of this Agreement, including but not limited to ARTICLE 4 and 5 HEREOF, but only when such product or service bears or has a Trademark used in connection with it and solely with respect to the jurisdiction or jurisdictions in which such use of the Trademark occurs.

                  (b) Licensee may request that Licensor grant Licensee the right to produce, market, advertise, promote, sell, distribute or offer for sale products in countries outside the Territory under one or more trademarks that are the same as or confusingly similar to the Trademarks. In such event, Licensor shall enter into good faith negotiations with Licensee regarding a license for such additional country or countries on terms and conditions mutually acceptable to Licensor and Licensee.

         2.4. GRANT OF LICENSE TO TECHNICAL INFORMATION AND PATENT RIGHTS. Subject to the terms and conditions of this Agreement, Licensor (for itself and its Affiliates) hereby grants to Licensee, to the extent Licensor or its Affiliates has the right to do so, the following rights: (a) an exclusive license (even as to Licensor and its Affiliates) to use the Technical Information and the Patent Rights in the Territory; and (b) a non-exclusive license to use the Technical Information outside the Territory, in each case without restriction as to use thereof by Licensee and its Affiliates in the conduct of any and all aspects of their respective businesses. To the extent necessary, Licensor agrees to obtain, at its expense, for use by Licensee the aforesaid rights from Licensor's Affiliates. Licensee shall at its expense maintain the Patent Rights.

         2.5.     TECHNICAL ASSISTANCE.  (a)  During the term of this Agreement,

Page 5 of 34 Pages

Licensor and its Affiliates shall, upon the reasonable request of Licensee or its Affiliates, and subject to the availability of personnel and other resources, make available to Licensee and its Affiliates the technical services of Licensor's and its Affiliates' personnel to advise Licensee and its Affiliates in the manufacture and marketing of the Products.

                  (b) Included in such technical services shall be the following:

                           (i) technical instruction and consulting with Licensee's and its Affiliates' personnel with regard to manufacturing the Products;

                           (ii)     inspections and visits; and

                           (iii)    qualitative analysis.

                  (c) Technical assistance shall also include, but is not limited to, communicating information, advice and proposals with regard to details of the manufacturing processes and techniques for the Products, advice as to premises, purchase of machinery, installation of machinery, conditioning of premises, warehousing, purchasing of raw materials, transportation, packaging, shelf life, quality assurance and the like.

         2.6. CONTINUED USE OF PATENT RIGHTS AND TECHNICAL INFORMATION. In the event of any termination of this Agreement, Licensee's rights hereunder with respect to the Patent Rights and Technical Information shall continue in full force and effect and shall not be impaired or diminished, except that Licensee's rights with respect to the use of the Patent Rights and Technical Information in the Territory shall thereafter become non-exclusive.

         2.7. NO INFRINGEMENT. Licensor (for itself and its Affiliates) represents and warrants that the Technical Information and Patent Rights comprise all such information and patents used heretofore by Licensor or any of its pre-Effective Date Affiliates in connection with the development, production, manufacture, distribution and sale of the Products in the Territory and that to its knowledge the Technical Information and Patent Rights do not infringe or misappropriate the intellectual property rights of any third party.

         2.8. BANKRUPTCY OR INSOLVENCY. (a) The rights granted to Licensee and its Affiliates under this Agreement are, and shall otherwise be deemed to be, for the purposes of Section 365(n) of the Bankruptcy Code, a license of "intellectual property" rights as defined in Section 101(35A) of the Bankruptcy Code. Licensee, as licensee of rights under this Agreement, may fully exercise all of

Page 6 of 34 Pages
its rights for itself and on behalf of its Affiliates under the Bankruptcy Code, including, but not limited to, Licensee's rights to continue to exercise its rights licensed hereunder.

                  (b) Licensor hereby grants to Licensee a first priority security interest in the Trademarks, Patent Rights and Technical Information, together with all good will associated therewith, to secure performance by Licensor of its obligations under this Agreement. Licensor shall cooperate and assist Licensee with the execution and filing of all documents necessary to perfect and record such grant of security interest in the Territory, including without limitation, filings in the United States Patent and Trademark Office, all of the expenses associated therewith being for the account of Licensee.
Notwithstanding the foregoing, no security interest is granted under this Agreement in any Trademark, Patent Right or Technical Information in any part of the Territory where such grant would harm the validity of any such Trademark, Patent Right or Technical Information. Licensee agrees that it will, at its expense, (i) terminate all security interests in the Trademarks, if this Agreement is terminated by Licensee pursuant to the provisions of SECTION 7.1 or if this Agreement is terminated pursuant to the provisions of SECTION 8.1(b), and (ii) terminate all security interests in the Xylifresh and Storm Mint Trademarks in the event this Agreement is deemed to be terminated with regard to said Trademarks pursuant to the provisions of SECTION 5.1. Licensee further agrees that in the event this Agreement and the Trademarks, Patent Rights and Technical Information are assigned by Licensor pursuant to the provisions of
SECTION 10.3, Licensee will release its security interest vis-a-vis Licensor provided that Licensor and such assignee have previously taken all reasonable steps necessary, at Licensee's expense, to put Licensee in the same secured position with respect to the Trademarks, Patent Rights and Technical Information as Licensee was in prior to any such assignment and Licensee further agrees to cooperate and assist Licensor and such assignee in that regard.

                                    ARTICLE 3
                                    ---------
                     VALIDITY AND MAINTENANCE OF TRADEMARKS
                     --------------------------------------

         3.1. REPRESENTATIONS AND WARRANTIES AS TO TRADEMARKS. As to the Trademarks, Licensor represents and warrants to Licensee that as of the Effective Date:

                  (i) Licensor is the sole and exclusive owner of the entire right, title and interest in and to the Trademarks, with full right to enter into this Agreement;

                  (ii) The Trademarks do not infringe upon any registered or common

Page 7 of 34 Pages
                           law trademarks in the Territory and, to the knowledge of Licensor, do not infringe or misappropriate any other proprietary rights of any third parties;

                  (iii) There are not now pending or threatened any claims or litigation and to the best of Licensor's knowledge, information and belief no basis for any such claims exist, which would affect the Trademarks;

                  (iv) Except as set forth on SCHEDULE A, Licensor has granted no other right or license permitting the use in the Territory of the Trademarks; and

                  (v) To the extent so identified in SCHEDULE A each of the Trademarks is duly registered with the appropriate government agencies in each country in the Territory indicated on SCHEDULE A with respect thereto and the rights therein have not been abandoned.

         3.2. NOTICE OF INFRINGEMENT AND PROTECTION OF TRADEMARKS. Each of the parties hereto agrees to give the other party written notice of any actual or threatened infringement of the Trademarks by a third party in the Territory, promptly after information with respect to such infringement or threatened infringement comes to its attention. Licensee is hereby given the right, but not the obligation, to bring suit or take other action to eliminate such infringement or threatened infringement at its own expense in the name of itself, Licensor or both itself and Licensor, provided that Licensee shall provide prior notice to Licensor when bringing suit or taking other action in the name of Licensor or both itself and Licensor, and provided further that Licensee shall notify Licensor promptly after bringing suit or taking other action in its own name. Licensee shall not obligate Licensor for, or shall indemnify Licensor against, any costs, expenses, attorneys' fees or other obligations in connection with any such action or proceeding. Further, Licensor shall cooperate with Licensee at Licensee's expense in connection with any such action or proceeding. Any damages recovered in any such action or proceeding, less all court costs and other expenses, including expenses incurred by Licensor, shall be for the account of Licensee. If, after learning of an infringement of the Trademarks in the Territory, Licensee chooses not to bring suit against such infringer or take other action to eliminate such infringement or threatened infringement, Licensor shall have the right but not the obligation to bring an action against such infringer at its own expense and any final award or settlement resulting therefrom shall be for the account of Licensor.


Page 8 of 34 Pages

         3.3. MAINTENANCE OF TRADEMARKS. (a) Licensee, at its own expense, shall have primary responsibility for the maintenance of all registrations of the Trademarks, and shall pursue any applications for registration therefor (and shall have the right to pursue registration of any trademark identical to a Trademark in jurisdictions within the Territory where such registration does not exist on the Effective Date), on behalf of the Licensor, and, in the service thereof, shall provide Licensor with such documentation as may be necessary to permit Licensor to execute any applications for registrations and renewals as may be necessary with respect to such Trademarks (or trademarks) in the name of Licensor. If the Licensor shall fail to take any action appropriately requested by Licensee to maintain or register a Trademark (or trademark identical to a Trademark as provided for above), Licensee may, after written notice to Licensor, register such Trademark (or trademark) in its own name and thereafter promptly assign such registration to Licensor. The parties agree to cooperate in obtaining and maintaining such registrations, renewals and assignments, if any. All trademark rights obtained in accordance with the provisions of this SECTION
3.3 shall be included within the license grant of SECTION 2.1 immediately upon such acquisition and without the requirement of any further action by Licensor or Licensee; and SCHEDULE A hereto shall be supplemented accordingly.

                  (b) Licensee may request that Licensor, at its own expense (i) pursue applications for registration of trademarks which are the same as any of the Trademarks in one or more countries identified by Licensee outside the Territory, other than countries in Europe or Africa, and (ii) take all steps necessary or appropriate to maintain the registrations of any such trademarks in such countries. In the event Licensor chooses not to pursue such applications for registration, Licensee shall have the right to do so on behalf of and in the name of Licensor and at Licensee's expense, PROVIDED, that Licensee gives Licensor at least sixty (60) days prior written notice of its intention to file any such application and Licensee provides Licensor with an opportunity to review any such application or other necessary materials prior to filing. In the event Licensor fails to take steps necessary to maintain the registrations of such trademarks in such countries, Licensee shall have the right, at Licensee's expense, to take the minimum steps necessary to preclude cancellation of such registrations on any grounds provided that Licensee's activities in such regard do not prejudice Licensor's right to commence commercial sales of products under such trademarks in any such country and provided further that this sentence shall not be deemed to confer upon Licensee any continuing license to use such trademarks in any such country or to sell or market any such products in such country other than as permitted by the foregoing.

         3.4. MODIFICATION OF TRADEMARKS AND TRADE DRESS. Licensee shall have the right to modify the format of the Trademarks and the Trade Dress associated

Page 9 of 34 Pages
therewith if in its reasonable business judgment it determines that such modifications are necessary or desirable in any portion of the Territory. Any such modified Trademarks shall be owned by Licensor and shall be included within the license grant of SECTION 2.1 and shall be considered a Trademark under this Agreement without the requirement of any notice to or further action by Licensor or Licensee and SCHEDULE A hereto shall be supplemented accordingly. Licensee shall have the right to pursue registration in Licensor's name in the Territory of any such modified Trademark in accordance with SECTION 3.3.

                                    ARTICLE 4
                                    ---------
                              STANDARDS OF QUALITY
                              --------------------

         4.1. WARRANTY AS TO PRODUCTS. Licensee warrants to Licensor that the Products in connection with which the Trademarks are used shall, at all times, conform to Good Manufacturing Practices (GMPs) and shall conform in all material respects with all laws and regulations applicable in the Territory. Products will be produced, packaged, advertised and distributed consistent with the quality standards applied prior to the Effective Date by Licensor or any of its pre-Effective Date Affiliates to the Products in the Territory and any new Products introduced after the Effective Date of this Agreement shall also be produced and packaged consistent with such quality standards. In the case of new Products which are not confectionery products, such Products shall be produced consistent with the quality standards applied by reputable manufacturers of such products.

         4.2. INSPECTIONS AND SAMPLES. Licensee agrees that Licensor or its duly authorized agent (PROVIDED THAT Licensor or such agent shall have executed a confidentiality agreement reasonably satisfactory to Licensee) shall have the right, on an annual basis at a time to be agreed upon by Licensor and Licensee, to inspect the manufacturing process utilized to produce the Products under this Agreement to ensure compliance with the quality standards set forth herein. The inspection shall be limited to those areas of the facilities where the Products are manufactured, and the Licensor agrees to such restrictions on such inspections as may be required under the Licensee's contractual arrangements with third parties. During such inspections, (i) review may be made of quality control and manufacturing reports as may be reasonably requested, (ii) Licensor or its duly authorized agent may take a reasonable number of representative samples of the Products for quality audit purposes, and (iii) Licensor or its duly authorized agent may review representative samples of promotional, marketing and point-of-sale materials for the Products illustrating Licensee's use of the Trademarks.


Page 10 of 34 Pages

                                    ARTICLE 5
                                    ---------
                              PROMOTION OF PRODUCTS
                              ---------------------

         5.1. BEST EFFORTS. Licensee shall use its best efforts commercially reasonable in the circumstances and consistent with Licensee's marketing and sales promotion practices to market and promote the sale and distribution of the Products under the Trademarks in North America. It is understood and agreed between the parties that Licensee's obligation pursuant to the foregoing sentence shall not limit Licensee's ability to curtail or discontinue the marketing, promotion or sale of Products in the Territory, provided Licensee determines that it is commercially reasonable to do so based on the same criteria it employs in connection with the curtailment or discontinuance of the marketing, promotion or sale of its own confectionery products. Notwithstanding any provision to the contrary contained herein or in the Purchase Agreement, in the event Licensee discontinues promotion and sale of Products sold under the Xylifresh and/or Storm Mint Trademarks, this Agreement will be deemed to be terminated only with regard to the Xylifresh and/or Storm Mint Trademark(s), and Licensor shall be entitled to produce, market, advertise, promote, sell, distribute and offer for sale products in the Territory bearing said Xylifresh and/or Storm Mint trademark(s).

                                    ARTICLE 6
                                    ---------
                                    ROYALTIES
                                    ---------

         6.1. PAYMENT OF ROYALTIES. In consideration of the right and license herein granted to the Licensee to use the Trademarks in connection with the Products, the Licensee agrees to pay to the Licensor, or to such other party as the Licensor may hereafter direct to Licensee in writing, the royalties set forth in SECTION 6.2 hereof in the amounts and manner set forth therein and in
SECTION 6.4.

         6.2.     ROYALTY PAYMENTS.

                  (a)  [Confidential Information Deleted]

                  (b) In each Annual Period hereunder, Licensee shall make quarterly royalty payments to Licensor covering Net Sales during Licensee's accounting quarter no later than forty-five (45) days after the end of each of the first three accounting quarters and sixty (60) days after the end of Licensee's fourth accounting quarter. The royalty payment for Net Sales during Licensee's fourth accounting quarter shall be adjusted to properly reflect Net Sales for the Annual Period. To the extent permitted under applicable United States securities laws, Licensee agrees that in December (following the completion of the Licensee's and its sublicensed Affiliates' annual marketing plans for the Products for the

Page 11 of 34 Pages
following fiscal year) of each year it will advise Licensor of the amount of Licensee's and its sublicensed Affiliates' planned aggregate sales of the Products for such fiscal year and Licensor agrees to treat such information confidentially.

                  (c)      [Confidential Information Deleted]

         6.3. PAYMENT OF ROYALTIES; WITHHOLDING TAXES. All royalty and interest payments shall be made in United States dollars. Royalties not paid by Licensee by the date specified in SECTION 6.2 shall bear interest from the date specified for payment herein until actually paid at an interest rate equal to the prime lending rate quoted and in effect from time to time by The Chase Manhattan Bank or its successor. All royalty payments which are required to be made hereunder by the Licensee to the Licensor shall be made in immediately available funds at a bank designated by the Licensor from time to time. All royalty payments shall be subject to any applicable taxes, if any, which are required to be withheld, PROVIDED THAT the same are forthwith remitted and evidence of such remittance to the appropriate taxing authority is provided to the Licensor upon request.

         6.4. RECORDS AND REPORTS. At all times during the Term of this Agreement, Licensee shall (in accordance with its customary record retention policy) keep true, accurate and complete records of total quantities of the Products sold and the Net Sales in sufficient detail to permit the determination of royalties payable in respect thereof. At the time Licensee makes its quarterly payment of royalties pursuant to SECTION 6.2, Licensee shall provide Licensor with a royalty report for such quarter as to the royalty payments due for that quarter. The royalty report shall state, in reasonable detail, (a) the Net Sales for each Product in the Territory, (b) total Net Sales in the Territory, and (c) the amount of royalties due for such quarter. At the request and expense of Licensor, Licensee shall permit an independent public accountant selected by Licensor to have access to, examine and, with the consent of Licensee (which consent shall not be unreasonably withheld), copy during ordinary business hours such books, records and accounts as may be necessary or advisable to enable such accountant to verify or determine the royalty paid or payable under this Agreement and Licensee shall render all reasonable assistance to such accountant in that regard.

                                    ARTICLE 7
                                    ---------
                                      TERM
                                      ----

         7.1. TERM. This Agreement shall have an initial term of ten (10) years commencing on the Effective Date. Thereafter, this Agreement shall be renewed automatically without any prior notice to or action by either party or any of

Page 12 of 34 Pages
their respective Affiliates, successors or assigns for additional periods of ten
(10) years each, unless terminated (i) by Licensee at the end of the first renewal term or any subsequent ten (10) year renewal term on not less than six
(6) months prior  notice to  Licensor,  or (ii)  pursuant to the  provisions  of
SECTION 8.1(b). Upon any such termination, all of the Trademarks shall remain the property of the Licensor and no rights therein shall be deemed transferred to the Licensee, and Licensee shall immediately cease all use of the Trademarks, subject to Licensee's right to dispose of inventory on hand as of the date of termination.

                                    ARTICLE 8
                                    ---------
                               REMEDIES FOR BREACH
                               -------------------

         8.1.     BREACH OF PAYMENT OBLIGATIONS BY LICENSEE.

                  (a) Licensor acknowledges and agrees that it shall have no right to terminate this Agreement or any of Licensee's rights hereunder except as expressly set forth in this SECTION 8.1.

                  (b) In the event of a willful breach by Licensee of its payment obligations pursuant to ARTICLE 6 hereof, Licensor may send a written notice to Licensee stating that it has breached its payment obligations, specifying in detail the nature of such breach and requiring Licensee to rectify such breach. If such breach is not rectified by Licensee within a period of thirty (30) days after receiving written notice from Licensor, Licensor shall be entitled to exercise any remedies it may have hereunder, including termination of this Agreement.

                  (c)  Notwithstanding  the provisions of SECTION 8.1(b), in the event Licensee disputes in good faith the alleged breach by disputing the amount of royalties owed by Licensee pursuant to SECTION 6.2 hereof, such dispute shall be resolved exclusively by arbitration pursuant to SECTION 8.3 and in accordance with the procedures set forth therein, and shall, in no event, give rise to Licensor's ability to terminate this Agreement. Such arbitration shall be the sole and exclusive dispute resolution mechanism for resolving such matter, the parties hereto voluntarily waiving for themselves and their respective Affiliates any other rights or remedies any of them may have in any jurisdiction to resolve such matter.


Page 13 of 34 Pages

         8.2.     OTHER MATERIAL BREACHES.

                  (a) Except as set forth in SECTION 8.1, in the event one party determines that the other party has committed a material breach of a provision of this Agreement, such party may provide written notice to the breaching party ("Breach Notice") specifying the material breach complained of in reasonable detail and requiring such other party to rectify such breach. The breaching party shall then have ninety (90) days from receipt of the Breach Notice to rectify such breach or, if such material breach is such that it cannot be rectified within the said ninety (90) day period but is capable of being rectified within a reasonable period of time thereafter, to begin to rectify such breach within such ninety (90) day period and thereafter to proceed diligently to complete the rectification of the breach within a reasonable period. In the event that the party receiving the Breach Notice does not rectify the breach within the time period specified in the preceding sentence, the non-breaching party shall have the right to invoke binding arbitration pursuant to SECTION 8.3. Such arbitration shall be the sole and exclusive dispute resolution mechanism for resolving such matter, the parties hereto voluntarily waiving for themselves and their respective Affiliates any other rights or remedies any of them may have in any jurisdiction to resolve such matter.

                  (b) Notwithstanding the foregoing, in the event the party receiving a Breach Notice disputes the other party's assertion that it has committed a material breach of this Agreement, such party shall promptly, and in any event within thirty (30) days after receiving such Breach Notice, send written notice of such dispute to the other party. The parties shall then commence good faith negotiations to resolve such dispute. In the event that the parties are unable to negotiate a resolution of such dispute within sixty (60) days of commencing such good faith negotiations, either party shall, if it wishes to pursue such dispute, invoke binding arbitration pursuant to SECTION
8.3. Such arbitration shall be the sole and exclusive dispute resolution mechanism for resolving such matter, the parties hereto voluntarily waiving for themselves and their respective Affiliates any other rights or remedies any of them may have in any jurisdiction to resolve such matter.

         8.3. ARBITRATION. (a) In the event arbitration is required or invoked pursuant to SECTIONS 8.1 or 8.2, such arbitration proceeding shall be conducted under the auspices of the Center for Public Resources (the "CPR") in New York, New York pursuant to the CPR's Model ADR Procedures and Practices, Rules and Commentary for Arbitration. The arbitrators in any such arbitration shall be persons knowledgeable in the industry with regard to the subject matter of the arbitration. Both the foregoing agreement of the parties to arbitrate any and all such claims, and the results, determination, finding, judgment and/or award

Page 14 of 34 Pages
rendered through such arbitration, shall be final and binding on the parties thereto and may be specifically enforced by legal proceedings in a court having jurisdiction over the party in question. It is expressly understood and agreed by the parties that the arbitrators in any such arbitration shall have the right to order injunctive relief (both preliminary and permanent injunctions) and/or payment of damages as the sole and exclusive remedy or remedies awarded to either party in connection with matters referred to them pursuant to SECTIONS
8.1 and 8.2 but in no event shall they have the right to order termination of all or any part of this Agreement.

                  (b) Licensor shall appoint one (1) arbitrator, and Licensee one (1) arbitrator within a term of thirty (30) days from the date arbitration is required or invoked pursuant to SECTIONS 8.1 or 8.2, and the two (2) arbitrators so appointed shall appoint the third arbitrator (who shall also be knowledgeable in the industry with regard to the subject matter of the arbitration) within a term of thirty (30) days from the date on which the later of the two (2) arbitrators has been selected.

                  (c) If either Licensor or Licensee fails to select its arbitrator within the term mentioned above, or in the event that the two (2) selected arbitrators are unable or unwilling to select a third arbitrator within thirty (30) days following the selection of the later of them, then the CPR shall select such arbitrator (meeting the criteria set out in SECTION 8.3(b)), and the three (3) arbitrators so selected shall constitute the arbitration panel for purposes of the dispute. The parties shall have thirty (30) days thereafter to submit their position to the arbitrators. The arbitrators shall be instructed and required to render their decision within thirty (30) days following completion of the arbitration.

                  (d) Each party shall bear separately the cost of their respective attorneys, witnesses and experts in connection with such arbitration and shall jointly bear the costs of the arbitrators.

                  (e) The parties hereby waive any claim to any damages in the nature of punitive, exemplary or statutory damages in excess of compensatory damages, and the arbitration tribunal is specially divested of any power to award any damages in the nature of punitive, exemplary or statutory damages in excess of compensatory damages, or any form of damages in excess of compensatory damages.

                  (f) The arbitrators shall be the exclusive judges of relevance and materiality. No witness or party may be required to waive any privilege recognized by law.


Page 15 of 34 Pages

                  (g) Unless the arbitrators shall otherwise rule in the interest of justice, all direct or rebuttal testimony shall be submitted in the form of sworn affidavits, provided that at the request of another party, the party submitting the affidavit will make the affiant available for cross-examination. If the affiant is not made available for cross-examination, the affidavit shall not be considered as evidence by the arbitrators except if the arbitrators find that the affiant is beyond the control of the party offering the affidavit, the affiant is unavailable and the interests of justice require consideration of the evidence submitted by the affiant.

                  (h) Notwithstanding anything to the contrary in this Agreement, in the event of a breach by either party of SECTION 2.1 or SECTION 3.3(b), the other party shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction outside the Territory to enforce the specific performance of such party's obligations pursuant to such section outside the Territory.

                                    ARTICLE 9
                                    ---------
                           SURVIVAL OF REPRESENTATIONS
                           ---------------------------

         9.1. SURVIVAL OF REPRESENTATIONS. The representations and warranties of Licensor set forth in SECTION 3.1 hereof shall survive for a period of three (3) years following the Effective Date. Any other representations and warranties set forth in this Agreement shall survive indefinitely.


                                   ARTICLE 10
                                   ----------
                     SUCCESSORS, SUBLICENSING AND ASSIGNMENT
                     ---------------------------------------

         10.1. BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall enure to the benefit of the Licensor, its successors and assigns, and the Licensee, its successors and assigns.

         10.2. SUBLICENSING. The Licensee and any of its Affiliates who may be a sublicensee may sublicense rights under this Agreement without notice to or the prior written consent of Licensor PROVIDED THAT (i) a copy of such part of any agreement pursuant to which such rights are being sublicensed as will permit the Licensor to verify that the provisions of clauses (ii) and (iii) of this SECTION 10.2 have been complied with is delivered to Licensor prior to the commencement of each such sublicense, (ii) the sublicensee is required to maintain standards of quality at least equivalent to those set forth in ARTICLE 4 of this Agreement and (iii) the Licensor shall have the same rights with respect to said sublicensee as are contained in ARTICLE 4 of this Agreement. Without limiting

Page 16 of 34 Pages
the foregoing, Licensor acknowledges and agrees that contemporaneously with the execution of this Agreement Licensee will enter into a sublicense of its rights hereunder with Hershey Foods Corporation.

         10.3. ASSIGNMENT. Licensor may assign this Agreement in its entirety without the prior written consent of Licensee provided that any such assignment is made only in conjunction with an assignment of the Trademarks, Patent Rights and Technical Information to such assignee. Licensor further covenants and agrees that it shall not assign the Trademarks, Patent Rights or Technical Information other than in conjunction with its assignment of its rights and obligations under this Agreement to such assignee. Licensee may assign this Agreement (other than its obligations pursuant to SECTION 6.2(c), and other than its rights and obligations pursuant to SECTION 3.3(b) unless, in the latter case, such assignment is with respect to this Agreement as a whole), in whole or in part (including, without limitation, assignment of Licensee's rights and obligations under this Agreement with respect to one or more of the Trademarks) with respect to the United States as a whole, Canada as a whole, Mexico as a whole and/or the rest of the Territory as a whole, without the prior written consent of Licensor, provided that any such assignee enters into an agreement with Licensor, in a form reasonably acceptable to Licensor, assuming all of Licensee's rights and obligations under this Agreement, and provided further that (a) Hershey Foods Corporation guarantees such assignee's performance of its obligations under this Agreement; or (b)(i) such assignee has at the time of the assignment a net worth of not less than $500 million (for assignees of Licensee's rights and obligations under this Agreement in the entire Territory or in the United States as a whole) or $200 million (for assignees of Licensee's rights and obligations under this Agreement in Canada as a whole, Mexico as a whole and/or the rest of the Territory as a whole), and (ii) Licensor, after a reasonable and prompt good faith inquiry, has not determined that such assignee would be likely to adversely affect the good will, public perception or value of the Trademarks, or that such assignment would adversely affect the performance of the obligations of the licensee hereunder.

                                   ARTICLE 11
                                   ----------
                                  MISCELLANEOUS
                                  -------------

         11.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each party represents and warrants to the other that the execution, delivery and performance by such party of this Agreement have been duly authorized by all necessary corporate action and all governmental consents, approvals and authorizations (except for any of such which are not material to such party's ability to perform its obligations under this Agreement) required in connection with such execution, delivery and performance have been obtained and are in full force and effect.

Page 17 of 34 Pages

         11.2. RECORDAL. The parties hereto shall cooperate in connection with the recording of this Agreement or a summary thereof in those countries of the Territory where such recordal is requested by Licensee in accordance with applicable law.

         11.3. WAIVER. Failure or delay of either party at any time to require performance of any provisions under this Agreement shall not affect the right of such party to require full performance thereafter and a waiver by either party of a breach of any provision of this Agreement shall not be taken or held to be a waiver of any further or similar breach or as nullifying the effectiveness of such provision. A waiver of any provision hereunder shall be effective only if such waiver is in writing and signed by the party against whom such waiver is sought to be enforced. Failure or delay on the part of either party to exercise any right, remedy, power or privilege provided for herein shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other rights, remedy, power or privilege.

         11.4. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding between the parties with respect to the subject matter hereof and merges and supersedes all prior discussions, representations, understandings and agreements, whether oral or in writing, between the parties with respect to such subject matter. This Agreement may be altered, modified or amended only by a written document signed by the parties hereto.

         11.5. SEVERABILITY. In the event that any clause, term or provision hereof is determined by any court or administrative agency of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

         11.6. FORCE MAJEURE. Any delays in or failure of performance by either party under this Agreement shall not be considered a breach hereof if such delay or failure is occasioned by an event beyond the reasonable control of the party affected ("force majeure"), PROVIDED THAT the Licensee shall continue to be obligated to pay to the Licensor any and all amounts which it shall have duly become obligated to pay in accordance with the terms of this Agreement prior to the occurrence of such an event, and FURTHER PROVIDED THAT any party whose performance is so delayed shall give prompt notice thereof to the other party and shall use all reasonable endeavors to comply with the terms of this Agreement as soon as possible. Force majeure in this context shall include, without limitation, acts of government, acts of God, fires, floods, explosions, riots, civil disturbances, strikes, insurrections, earthquakes, wars, rebellion and

Page 18 of 34 Pages
epidemics.

         11.7. NOTICES. Any notice referred to in this Agreement may be given either (i) by first class certified or registered airmail, return receipt requested, postage prepaid, or (ii) by means of electronic recorded transmission whereby the party giving such notice receives an immediate electronic acknowledgment of receipt from the recipient. Any such notice shall be deemed to be properly given and served when received. Notices shall be in English and addressed to the parties as follows:

                           If to the Licensor:
                           -------------------
                           Huhtamaki Finance B.V.
                           Burgemeester Rijnderslaan 26
                           P.O. Box 49
                           1180 AA Amstelreen
                           The Netherlands
                           Attention: Managing Director
                           ----------

                           with a copy to:
                           ---------------
                           Huhtamaki Oy
                           Etelaranta 8
                           00130 Helsinki
                           Finland
                           Attention: Executive Vice President
                           ----------

                           If to the Licensee:
                           -------------------
                           Homestead, Inc.
                           111 Continental Drive, Suite 309
                           Newark, Delaware 19713
                           Attention: President
                           ----------

                           with a copy to:
                           ---------------
                           Hershey Foods Corporation
                           100 Crystal A Drive
                           Hershey, Pennsylvania  17033-0810
                           Attention: Vice President, General Counsel and ---------- Secretary


                 Either party may from time to time designate by written notice to the other party another address which it desires to be used for service of notices hereunder in lieu of such address.

         11.8. PERFORMANCE BY AFFILIATES. Where performance of Licensor's or Licensee's duties or obligations under this Agreement requires or involves action

Page 19 of 34 Pages
by any of their respective Affiliates, Licensor or Licensee, as appropriate, shall secure such performance by such Affiliate.

         11.9. APPLICABLE LAW. This Agreement and the legal relations between the parties hereto shall, in all respects, be interpreted, construed and governed in accordance with the laws of the State of New York, without reference to the choice of law principles of such laws (other than Section 5-1401 of the New York General Obligations Law).

         11.10. EXCLUSIVE JURISDICTION. Any disputes arising out of or relating to this Agreement shall be resolved exclusively as provided in ARTICLE 8 hereof.

         11.11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to have been executed simultaneously.

Page 20 of 34 Pages

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the day and year first above written.

HUHTAMAKI FINANCE B.V.                      HOMESTEAD, INC.

By:                                               By:
Name:                                             Name:
Title:                                            Title:


         STATE OF NEW YORK          )
         COUNTY OF NEW YORK         )  ss.:

          On this 30th day of December, 1996, there appeared before me Eero Aho and Juha Salonen personally known to me, who acknowledged that they signed the foregoing Assignment as his/her voluntary act and deed on behalf and with full authority of Huhtamaki Finance B.V.

         [SEAL]                                      __________________________
                                                              Notary Public



         STATE OF DELAWARE          )
         COUNTY OF NEW CASTLE       )   ss.:

         On this 19th day of December, 1996, there appeared before me Anne L. Cornelius, personally known to me, who acknowledged that she signed the foregoing assignment as his/her voluntary act and deed on behalf and with full authority of Homestead, Inc.

         [SEAL]                                      ___________________________
                                                              Notary Public


Page 21 of 34 Pages

         SCHEDULE A TO TRADEMARK AND TECHNOLOGY ASSIGNMENT AGREEMENT


I.       TRADEMARK REGISTRATIONS AND APPLICATIONS

         I.A.
====================================================================================================================================
       Trademark                   Country                                   Serial #              Reg. #       Status
------------------------------------------------------------------------------------------------------------------------------------
Chuckle                           Canada                                    119,607              177/39240   Not Active
------------------------------------------------------------------------------------------------------------------------------------
Chuckles                          Canada                                    208,126              UCA/38130   Active
------------------------------------------------------------------------------------------------------------------------------------
Chuckles                          Canada                                    314,839                164,092   Active
------------------------------------------------------------------------------------------------------------------------------------
Chuckles                          El Salvador                               2018-95                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Chuckles                          US                                        543,769                515,075   Active
------------------------------------------------------------------------------------------------------------------------------------
Chuckles                          Venezuela                                                        72170-F   Active
------------------------------------------------------------------------------------------------------------------------------------
Chuckles & Design                 Mexico                                    148,178                443,047   Active
------------------------------------------------------------------------------------------------------------------------------------
Chuckles Canadian                 Canada                                    276,171                157,169   Not in use
Jells                                                                                                        Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Good & Plenty                     Mexico                                                           417,351   Active
------------------------------------------------------------------------------------------------------------------------------------
Good & Plenty (Word               US                                     73/383,882              1,289,249   Active
Mark)
------------------------------------------------------------------------------------------------------------------------------------
Good & Plenty and                 US                                     73/388,195              1,328,776   Active
Design
------------------------------------------------------------------------------------------------------------------------------------
Good 'N Fruity                    Brazil                                818.635.525                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Good 'N Fruity                    Mexico                                     38,035                429,720   Active
------------------------------------------------------------------------------------------------------------------------------------
Good 'N Fruity &                  Canada                                    391,256                214,013   Active
Design
------------------------------------------------------------------------------------------------------------------------------------
Good 'N Fruity &                  US                                     72/119,890                742,450   Active
Design
------------------------------------------------------------------------------------------------------------------------------------
Good 'N Fruity (Word              US                                     74/339,897              1,838,788   Active
Mark)
------------------------------------------------------------------------------------------------------------------------------------
Good 'N Fruity Fruit              US                                     74/340,041              1,825,329   Active
Design
------------------------------------------------------------------------------------------------------------------------------------
Good and Plenty                   Canada                                    137,338                 43,049   Active
------------------------------------------------------------------------------------------------------------------------------------
Good and Plenty &                 Venezuela                                                         86151F   Not in use
Device
------------------------------------------------------------------------------------------------------------------------------------
Good and Plenty                   US                                     71/251,282                243,197   Active
(Stylized)
------------------------------------------------------------------------------------------------------------------------------------
Heath                             Argentina                               1,868,984              1,501,739   Active
------------------------------------------------------------------------------------------------------------------------------------
Heath                             Bolivia                                      3154                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Heath (Word Mark)                 Brazil                                819.116.343                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Heath (Word Mark)                 Canada                                    713,264                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Heath                             Chile                                     308,547                495.915   Pending
------------------------------------------------------------------------------------------------------------------------------------
Heath (Word Mark)                 Costa Rica                                2634-95                  95035   Active
------------------------------------------------------------------------------------------------------------------------------------
Heath                             Dominican                                                         81,702   Active
                                  Republic
------------------------------------------------------------------------------------------------------------------------------------
Heath                             Ecuador                                    56,350                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Heath                             Guatemala                                 4856-90                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Heath                             Haiti                                      1190-Q                          Pending


Page 22 of 34 Pages








====================================================================================================================================
       Trademark                   Country                                   Serial #              Reg. #       Status
------------------------------------------------------------------------------------------------------------------------------------
Heath                             Honduras                                  3145/96                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Heath (Word Mark)                 Panama                                      76890                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Heath                             Peru                                      267,763                017,735   Active
------------------------------------------------------------------------------------------------------------------------------------
Heath                             Trinidad                                   25,127                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Heath                             US                                     73/576,246              1,404,302   Active
------------------------------------------------------------------------------------------------------------------------------------
Heath                             Venezuela                                 8739-95                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Heath & Design                    Brazil                                818.775.297                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Heath & Design                    Canada                                    713,251                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Heath & Design                    Mexico                                    130,114                422,668   Active
------------------------------------------------------------------------------------------------------------------------------------
Heath & Design                    US                                     72/209,856                793,753   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Heath (Oval) Design               Canada                                    351,258                187,955   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Heath (Stylized)                  US                                     73/575,151              1,403,352   Active
------------------------------------------------------------------------------------------------------------------------------------
Heath (Vertical)                  US                                     72/199,902                799,191   Not in use
Design                                                                                                       Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Heath Almond Toffee               US                                     72/019,968                675,751   Not in use
Chips & Design                                                                                               Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Heath Bits                        US                                     73/796,350              1,572,237   Active
------------------------------------------------------------------------------------------------------------------------------------
Heath Double Dip                  US                                     72/019,967                673,677   Not in use
Almond Toffee Chips &                                                                                        Abandoned
Design
------------------------------------------------------------------------------------------------------------------------------------
Heath English Toffee              US                                     72/183,838                782,609   Not in use
Miniatures & Design                                                                                          Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Heath Sensations                  Canada                                    720,659                432,746   Active
------------------------------------------------------------------------------------------------------------------------------------
Heath Toffee Crunch &             US                                        181,777                788,228   Not in use
Design                                                                                                       Abandoned
(from the makers of)
------------------------------------------------------------------------------------------------------------------------------------
Heath Toffee Premium &            US                                     72/073,016                699,499   Not in use
Design                                                                                                       Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Argentina                               1,966,416              1,584,485   Active
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Bolivia                                      3155                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Canada                                    400,262                253,159   Active
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Colombia                                 94-21345                182.524   Active
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Costa Rica                                2639-95                  95036   Active
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Dominican                                                         81,701   Active
                                  Republic
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Ecuador                                     56351                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     El Salvador                               2021-95                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Guatemala                                 4862-96                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Haiti                                      1190-Q                          Pending


Page 23 of 34 Pages








====================================================================================================================================
       Trademark                   Country                                   Serial #              Reg. #       Status
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Honduras                                  3137/96                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Mexico                                    127,450                420,571   Active
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Panama                                      76888                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Peru                                      267,761                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Trinidad                                    25130                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     US                                     74/613,413                          Pending
                                                                                                             SOU accepted
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Venezuela                                 2716-96                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher & Design            Canada                                    806,453                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher (Script)            Canada                                    400,263                252,228   Active
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     US                                     72/048,749                695,762   Active
(Stylized)
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     US                                     74/492,801              1,923,903   Active
(Stylized)
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     US                                     74/492,802              1,923,904   Active
(Stylized)
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     Chile                                      43,883                393,517   Active
(Word Mark)
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                     US                                     74/171,460              1,684,586   Active
(Word Mark)
------------------------------------------------------------------------------------------------------------------------------------
JR & Design                       Mexico                                    127,453                408,947   Active
------------------------------------------------------------------------------------------------------------------------------------
JR & Design                       US                                        216,045              1,174,430   Active
------------------------------------------------------------------------------------------------------------------------------------
JR and Design                     US                                     74/384,842              1,821,292   Active
------------------------------------------------------------------------------------------------------------------------------------
JR and Design                     US                                     74/384,843              1,843,021   Active
------------------------------------------------------------------------------------------------------------------------------------
JR and Design                     US                                     74/384,859              1,880,538   Active
------------------------------------------------------------------------------------------------------------------------------------
JR and Design                     US                                     74/386,143              1,877,705   Active
------------------------------------------------------------------------------------------------------------------------------------
JR Jolly Rancher                  Brazil                                818.763.981                          Pending
(Stylized)
------------------------------------------------------------------------------------------------------------------------------------
JR Jolly Rancher                  Canada                                    814,295                          Pending
------------------------------------------------------------------------------------------------------------------------------------
JR Jolly Rancher                  Uruguay                                   285,260                          Pending
(Stylized)
------------------------------------------------------------------------------------------------------------------------------------
Malteser                          US                                     72/139,759                761,679   Active
------------------------------------------------------------------------------------------------------------------------------------
Malteser (Stylized)               US                                     74/493,274              1,923,905   Active
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds                         Argentina                               1,868,985              1,562,946   Active
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds                         Canada                                    548,731                382,784   Active
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds                         Colombia                                                         169,863   Active
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds                         Mexico                                                           421,140   Active
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds                         US                                     73/414,847              1,307,327   Active
------------------------------------------------------------------------------------------------------------------------------------
Original Heath and                US                                     73/575,146              1,403,351   Not in use
Design                                                                                                       Abandoned


Page 24 of 34 Pages








====================================================================================================================================
       Trademark                   Country                                   Serial #              Reg. #       Status
------------------------------------------------------------------------------------------------------------------------------------
Original Xylitol Gum &            US                                        765,886              1,552,166   Active
Design
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Argentina                               1,966,413                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Bolivia                                      3159                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Brazil                                818.635.517                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Canada                                    326,408                180,150   Active

------------------------------------------------------------------------------------------------------------------------------------
Payday                            Canada                                    298,811                155,125   Active
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Chile                                                            318,583   Active
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Columbia                                  9421346                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Costa Rica                                2636-95                  95497   Active
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Dominican                                                         81,697   Active
                                  Republic
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Ecuador                                     58354                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Payday                            El Salvador                               2023-95                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Guatemala                                 4859,96                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Haiti                                      1185-Q                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Honduras                                  3142/96                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Panama                                                           042,001   Active
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Peru                                      267,764                 026419   Active
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Trinidad                                    25134                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Uruguay                                   277,567                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Payday                            Venezuela                                                                  Pending
                                                                            8738-95
------------------------------------------------------------------------------------------------------------------------------------
Payday                            US                                     71/416,565                370,705   Active
------------------------------------------------------------------------------------------------------------------------------------
Payday and Design                 Mexico                                    128,851                406,888   Active
------------------------------------------------------------------------------------------------------------------------------------
Payday (Stylized)                 US                                     73/629,994              1,448,756   Active
------------------------------------------------------------------------------------------------------------------------------------
Ranchers                          Mexico                                    127,454                463,706   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           Bolivia                                      3157                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           Colombia                                 94040774                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           Costa Rica                                                                 Pending
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           Dominican                                                                  Pending
                                  Republic
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           Ecuador                                     56348                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           El Salvador                               2026-95                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           Guatemala                                 4854-96                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           Haiti                                      1183-Q                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           Honduras                                  3139/96                          Pending


Page 25 of 34 Pages








====================================================================================================================================
       Trademark                   Country                                   Serial #              Reg. #       Status
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           Mexico                                    127,449                421,139   Active
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           Panama                                                           037,310   Active
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           Peru                                      267,762                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           Trinidad                                    25132                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           Uruguay                                   277,566                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           US                                     73/046,842              1,023,366   Active
------------------------------------------------------------------------------------------------------------------------------------
Sixlets                           Venezuela                                 8740-95                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Sixlets (Stylized)                Argentina                               1,994,518                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Sixlets (Stylized)                Brazil                                818,886,390                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Sixlets (Stylized)                Chile                                     316,771                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Six 6 Lets                        US                                     72/012,099                644,531   Not in use
                                                                                                             Abandoned
                                                                                                             Exp. 4/23/97
------------------------------------------------------------------------------------------------------------------------------------
Soft'N Crunchy Heath              US                                     73,575,153              1,436,583   Not Active
(and Design)                                                                                                 Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Storm Mint                        US                                     74/682,803              2,021,437   Active
------------------------------------------------------------------------------------------------------------------------------------
Super Crunch Heath and            Canada                                    351,257                210,960   Not in use
Design                                                                                                       Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Switzer                           Canada                                    662,683                411,978   Active
------------------------------------------------------------------------------------------------------------------------------------
Switzer                           Mexico                                    136,301                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Switzer                           US                                     73/530,988              1,393,452   Active
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Argentina                               1,990,881                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Bolivia                                      3156                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Brazil                                818.723.505                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Canada                                    317,178                164,110   Active
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Chile                                                            235,965   Active
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Colombia                                 94040775                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Costa Rica                                2635-95                  95049   Active
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Ecuador                                     56349                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          El Salvador                               2016-95                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Guatemala                                 4857-96                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Haiti                                      1186-Q                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Honduras                                  3143/96                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Mexico                                     52,224                364,539   Active

------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Panama                                                           037,312   Active
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Peru                                      274,870                 023353   Active
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Trinidad                                    25131                          Pending


Page 26 of 34 Pages









====================================================================================================================================
       Trademark                   Country                                   Serial #              Reg. #       Status
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Uruguay                                   279,866                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          US                                     72/378,772                965,678   Active
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                          Venezuela                               12.597-95                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Xylifresh                         Canada                                    796,033                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Xylifresh                         Mexico                                                           362,158   Active
------------------------------------------------------------------------------------------------------------------------------------
Xylifresh                         US                                     73/536,600              1,408,117   Active
------------------------------------------------------------------------------------------------------------------------------------
Xylifresh                         US                                     74/405,628              1,898,247   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Xylifresh                         US                                     74/063,795              1,641,450   Active
------------------------------------------------------------------------------------------------------------------------------------
Xylifresh 100                     Canada                                    796,034                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Design (Xylifresh)                US                                     74/497,589              1,927,168   Active
------------------------------------------------------------------------------------------------------------------------------------
Zag Nut and Design                Canada                                    227,139                100,600   Active
------------------------------------------------------------------------------------------------------------------------------------
Zagnut                            Argentina                               1,868,986              1,501,740   Active
------------------------------------------------------------------------------------------------------------------------------------
Zagnut                            Brazil                                819,132,535                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Zagnut                            Mexico                                    127,452                427,274   Active
------------------------------------------------------------------------------------------------------------------------------------
Zagnut                            US                                     73/644,768              1,456,733   Active
------------------------------------------------------------------------------------------------------------------------------------
Zagnut Nuggets                    US                                     74/527,974              1,951,921   Active
------------------------------------------------------------------------------------------------------------------------------------
Zero                              Argentina                               1,868,987                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Zero                              Bolivia                                      3158                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Zero                              Costa Rica                                                         95046   Active
------------------------------------------------------------------------------------------------------------------------------------
Zero                              Dominican                                                         81,700   Active
                                  Republic
------------------------------------------------------------------------------------------------------------------------------------
Zero                              El Salvador                               2017-95                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Zero                              Haiti                                      1188-Q                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Zero                              Honduras                                  3140/96                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Zero                              Panama                                                           041,999   Active
------------------------------------------------------------------------------------------------------------------------------------
Zero                              Peru                                                                       Pending
------------------------------------------------------------------------------------------------------------------------------------
Zero                              Trinidad                                    25133                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Zero                              Uruguay                                   284,850                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Zero & Design                     Brazil                                818.763.990                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Zero (Stylized)                   Chile                                     316,112                          Pending
------------------------------------------------------------------------------------------------------------------------------------
Zero (Stylized)                   US                                     71/312,611                284,982   Active
------------------------------------------------------------------------------------------------------------------------------------
Zero (Word Mark)                  US                                     74/134,098              1,677,789   Active
------------------------------------------------------------------------------------------------------------------------------------
Zero and Design                   Mexico                                    128,852                406,889   Active
------------------------------------------------------------------------------------------------------------------------------------
Zero (Stylized)                   Peru                                      277,213                021,539   Active
------------------------------------------------------------------------------------------------------------------------------------
Zero Design                       Canada                                    337,377                179,572   Active



Page 27 of 34 Pages









====================================================================================================================================
       Trademark                   Country                                   Serial #              Reg. #       Status
------------------------------------------------------------------------------------------------------------------------------------
Zero Design                       Canada                                    328,424                174,381   Active
------------------------------------------------------------------------------------------------------------------------------------
Zero Stylized                     US                                     73/382,275              1,268,127   Active
====================================================================================================================================

         I. B.

====================================================================================================================================
            Trademark             Country                                  Serial #                Reg. #          Status
------------------------------------------------------------------------------------------------------------------------------------
Babakon (Chinese)                  China                                                           304,128   Active
------------------------------------------------------------------------------------------------------------------------------------
Babakon (English)                  China                                                           304,031   Active
------------------------------------------------------------------------------------------------------------------------------------
Butter Brickle                     Japan                                    46-47138             1,132,352   No use
                                                                                                             Abandoned]
------------------------------------------------------------------------------------------------------------------------------------
Chuckles                           Australia                                                       246,581   Active
------------------------------------------------------------------------------------------------------------------------------------
Chuckles                           France                                                        1,159,955   Active
------------------------------------------------------------------------------------------------------------------------------------
Chuckles                           Germany                                                         936,700   Active
------------------------------------------------------------------------------------------------------------------------------------
Chuckles                           New Zealand                                                      96,276   Active
------------------------------------------------------------------------------------------------------------------------------------
Fix & Foxi                         China                                                           284,658   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Good 'N Fruity                     South Africa                              791,028                79/028   Active
------------------------------------------------------------------------------------------------------------------------------------
Good and Fruity                    Spain                                     811,791               811,791   Active
------------------------------------------------------------------------------------------------------------------------------------
Good and Plenty                    Switzerland                                                     404,629   Active
------------------------------------------------------------------------------------------------------------------------------------
Good and Plenty &                  Austria                                 AM 44,775                79,753   Active
Design
------------------------------------------------------------------------------------------------------------------------------------
Good and Plenty &                  Denmark                                   3786.74               1632.75   Active
Design
------------------------------------------------------------------------------------------------------------------------------------
Good and Plenty &                  France                                    713,643             1,283,320   Active
Device
------------------------------------------------------------------------------------------------------------------------------------
Good and Plenty &                  Greece                                                           53,147   Active
Device
------------------------------------------------------------------------------------------------------------------------------------
Good and Plenty &                  Italy                                    34961C74               311,509   Active
Device
------------------------------------------------------------------------------------------------------------------------------------
Good and Plenty &                  Kuwait                                       7383                  6763   Active
Device
------------------------------------------------------------------------------------------------------------------------------------
Good and Plenty &                  Morocco                                                           25168   Active
Device
------------------------------------------------------------------------------------------------------------------------------------
Good and Plenty &                  Norway                                    119,846               100,993   Active
Device
------------------------------------------------------------------------------------------------------------------------------------
Good and Plenty &                  South Africa                              743,653               74/3643   Active
Device
------------------------------------------------------------------------------------------------------------------------------------
Good and Plenty &                  Sweden                                    412,074               151,584   Active
Device
------------------------------------------------------------------------------------------------------------------------------------
Heath                              Australia                                                                 Pending
------------------------------------------------------------------------------------------------------------------------------------
Heath (Word Mark -                 Japan                                       89972             2,257,870   Active
English and Japanese
Version)
------------------------------------------------------------------------------------------------------------------------------------
Heath (Word Mark)                  Korea                                     8974/87               159,844   Active


Page 28 of 34 Pages








====================================================================================================================================
       Trademark                   Country                                   Serial #              Reg. #       Status
------------------------------------------------------------------------------------------------------------------------------------
Heath (Word Mark -                 Japan                                       53702             2,257,869   Active
English Version)
------------------------------------------------------------------------------------------------------------------------------------
Jawbreaker                         Spain                                                         1,148,850   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                      Australia                                A209,273              A209,273   Active
------------------------------------------------------------------------------------------------------------------------------------
Jolly Rancher                      New Zealand                               204,847               204,847   Active
------------------------------------------------------------------------------------------------------------------------------------
K&L                                France                                                        1,513,720   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Leaf                               Columbia                                  9421344                         Pending
------------------------------------------------------------------------------------------------------------------------------------
Leaf                               Haiti                                      1182-Q                         Pending
------------------------------------------------------------------------------------------------------------------------------------
Leaf                               Honduras                                  3141/96                         Pending
------------------------------------------------------------------------------------------------------------------------------------
Leaf                               Sarawak                                                          20,865   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf                               Trinidad                                    25135                         Pending
------------------------------------------------------------------------------------------------------------------------------------
Leaf & Design                      Brazil                                                                    Pending
------------------------------------------------------------------------------------------------------------------------------------
Leaf & Design                      Canada                                    449,281               265,222   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf & Design (Sail                US                                                                        Pending
Logo)
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Sail) & Design               Canada                                    810,952                         Pending
------------------------------------------------------------------------------------------------------------------------------------
Leaf and Sail Design               Costa Rica                                2633-95                 95130   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Sail) Logo                   Mexico                                    259,917                         Pending
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Stylized)                    US                                        232,713             1,721,896   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Word Mark)                   Australia                                                       191,101   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Word Mark)                   Canada                                    343,897               182,207   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Word Mark)                   China                                                           284,656   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Word Mark)                   Ecuador                                     58352                         Pending
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Word Mark)                   Mexico                                                          362,098   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Word Mark)                   Peru                                      272,671               019,358   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Word Mark)                   US                                        232,082             1,713,643   Active

------------------------------------------------------------------------------------------------------------------------------------
Leaf (Word Mark)                   US                                        627/690               568,914   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Word)                        Argentina                               1,994,517                         Pending
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Word)                        Bolivia                                      3160                         Pending
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Word)                        Dominican                                                        81,694   Active
                                   Republic
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Word)                        Guatemala                                 6345-95                         Pending
------------------------------------------------------------------------------------------------------------------------------------
Leaf (Word)                        US                                     74/574,460             1,929,624   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf and Design                    US                                     74-288,392             1,795,167   Active

------------------------------------------------------------------------------------------------------------------------------------
Leaf and Design                    Venezuela                                18.62-95                         Pending


Page 29 of 34 Pages









====================================================================================================================================
       Trademark                   Country                                   Serial #              Reg. #       Status
------------------------------------------------------------------------------------------------------------------------------------
Leaf and Device (Leaf              China                                                           678,270   Active
Wrapper Peppermint)
------------------------------------------------------------------------------------------------------------------------------------
Leaf and Device (Leaf              China                                                           678,277   Active
Wrapper Spearmint)
------------------------------------------------------------------------------------------------------------------------------------
Leaf and Device (Leaf              China                                                           678,269   Active
Wrapper Strawberry)
------------------------------------------------------------------------------------------------------------------------------------
Leaf Logo                          Australia                                                       341,576   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf Logo                          Puerto Rico                                                      14,373   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf Logo (Rectangle)              China                                                           699,476   Active

------------------------------------------------------------------------------------------------------------------------------------
Leaf Logo (Rectangle)              China                                                           699,162   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf Rain BLO (Word                Chile                                                           375,668   Active
Mark)
------------------------------------------------------------------------------------------------------------------------------------
Leaf Set                           US                                     74/572,458                         Pending
------------------------------------------------------------------------------------------------------------------------------------
Leaf Set (Stylized)                US                                     74/283,975             1,789,339   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf Set (Word Mark)               US                                     74/283,975             1,789,340   Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf Whoppers                      Australia                                 359,585               359,585   Not Active
------------------------------------------------------------------------------------------------------------------------------------
Leaf Whoppers                      US                                        102,671               737,243   Not Active
------------------------------------------------------------------------------------------------------------------------------------
Lo Chocolate                       US                                     74/629,828                         Abandoned ITU
------------------------------------------------------------------------------------------------------------------------------------
Lo Lite                            US                                     75/024,112                         Abandoned ITU
------------------------------------------------------------------------------------------------------------------------------------
Longlife (Chinese)                 China                                                           304,127   Active
------------------------------------------------------------------------------------------------------------------------------------
Longlife (English)                 China                                                           284,660   Active
------------------------------------------------------------------------------------------------------------------------------------
Maple Leaf                         Canada                                    445,816               258,454   Active
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds                          Australia                                A209,274              A209,274   Active
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds                          Denmark                                                     06.371/1989   Active
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds                          Estonia                                  95 02464                         Pending
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds                          Finland                                                         106,549   Active
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds                          Latvia                                  M-95-1808                         Pending
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds                          Norway                                                          135,511   Active
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds                          Poland                                                                    Pending
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds                          Sweden                                                          215,404   Active
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds                          UK                                        881,111               881,111   Active
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds (Cyrillic                Russia                                   95714006                         Pending
Version)
------------------------------------------------------------------------------------------------------------------------------------
Milk Duds (English                 Russia                                   95714007                         Pending
Version)
------------------------------------------------------------------------------------------------------------------------------------
New Leaf Logo                      Australia                                                       341,576   Abandoned
------------------------------------------------------------------------------------------------------------------------------------
New Leaf Logo                      Benelux                                                         365,311   Abandoned
------------------------------------------------------------------------------------------------------------------------------------
New Leaf Logo                      Brazil                                       4391            800,043,91   Abandoned


Page 30 of 34 Pages







====================================================================================================================================
       Trademark                   Country                                   Serial #              Reg. #       Status
------------------------------------------------------------------------------------------------------------------------------------
New Leaf Logo                      Canada                                    449,281               265,222   Abandoned
------------------------------------------------------------------------------------------------------------------------------------
New Leaf Logo                      China                                                           293,140   Abandoned
------------------------------------------------------------------------------------------------------------------------------------
New Leaf Logo                      Denmark                                                         0747/83   Abandoned
------------------------------------------------------------------------------------------------------------------------------------
New Leaf Logo                      France                                                        1,134,007   Abandoned
------------------------------------------------------------------------------------------------------------------------------------
New Leaf Logo                      Lichenstein                                                        5908   Abandoned
------------------------------------------------------------------------------------------------------------------------------------
New Leaf Logo                      Philippines                                                      35,116   Abandoned
------------------------------------------------------------------------------------------------------------------------------------
New Leaf Logo                      Singapore                                                        122/80   Abandoned
------------------------------------------------------------------------------------------------------------------------------------
New Leaf Logo                      South Africa                                                   B79/6921   Abandoned
------------------------------------------------------------------------------------------------------------------------------------
New Leaf Logo                      Malaysia                                                        M/84984   Abandoned
------------------------------------------------------------------------------------------------------------------------------------
New Leaf Logo                      Sabah                                                           S/25568   Abandoned
------------------------------------------------------------------------------------------------------------------------------------
PAL (Chinese Version)              China                                                           340,658   Active
------------------------------------------------------------------------------------------------------------------------------------
PAL (English Version)              China                                                           284,652   Active
------------------------------------------------------------------------------------------------------------------------------------
PAL                                Germany                                                                   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
PAL                                Ireland                                                                   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
PAL                                UK                                                                        Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Pine Brothers                      Benelux                                                         095,915   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Pine Brothers                      Denmark                                                        701,1982   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Pine Brothers                      Norway                                                          110,168   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Pine Brothers                      Sweden                                                          178,278   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Pine Brothers                      Denmark                                                        701,1982   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Rain Blo                           France                                    396,140              1591,405   Active
------------------------------------------------------------------------------------------------------------------------------------
Rain Blo                           Germany                                                       1,016,560   Active
------------------------------------------------------------------------------------------------------------------------------------
Rain Blo                           New Zealand                                                     184,660   Active
------------------------------------------------------------------------------------------------------------------------------------
Rain Blo                           Malaysia                                                        M/84983   Active
------------------------------------------------------------------------------------------------------------------------------------
Rain Blo                           Philippines                                                      34,203   Active
------------------------------------------------------------------------------------------------------------------------------------
Rain Blo                           Sabah                                                                --   Active
------------------------------------------------------------------------------------------------------------------------------------
Rain Blo                           Sarawak                                                          20,864   Active
------------------------------------------------------------------------------------------------------------------------------------
Rain Blo                           Singapore                                                        123/80   Active
------------------------------------------------------------------------------------------------------------------------------------
Rain Blo                           South Africa                                                    79/6932   Active
------------------------------------------------------------------------------------------------------------------------------------
Rocket                             France                                                          293,138   Not in use
                                                                                                             Abandoned


Page 31 of 34 Pages









====================================================================================================================================
       Trademark                   Country                                   Serial #              Reg. #       Status
------------------------------------------------------------------------------------------------------------------------------------
Rothchilds                         W. Germany                                                      999,811   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Rothchild                          South Africa                                                    B741697   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Sportlife                          China                                                           284,657   [Active]
------------------------------------------------------------------------------------------------------------------------------------
Sportlife                          Mexico                                                          352,846   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Super Bubble                       China                                                           284,659   [Active]
------------------------------------------------------------------------------------------------------------------------------------
Super Bubble (Chinese              China                                                           340,659   Active
Version)
------------------------------------------------------------------------------------------------------------------------------------
Tivoli                             US                                     74/045,856             1,766,061   Not in use
                                                                                                             Abandoned
------------------------------------------------------------------------------------------------------------------------------------
Trio                               France                                                          284,659   [Active]
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                           Brunei                                                             9231   Active
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                           China                                                           407,355   Active

------------------------------------------------------------------------------------------------------------------------------------
Whoppers                           Denmark                                                          341/81   Active
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                           France                                                        1,513,721   Active
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                           Malaysia                                MA/733/91             MA/733/91   Active
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                           New Zealand                                                    B176,082   Active
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                           Sarawak                                                          19,698   Active
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                           Singapore                                                       S/80273   Active
------------------------------------------------------------------------------------------------------------------------------------
Whoppers                           South Africa                                                    79/6922   Active
------------------------------------------------------------------------------------------------------------------------------------
Zag nut                            Australia                                                       209,280   Active
------------------------------------------------------------------------------------------------------------------------------------
Zagnut                             Denmark                               07.680/1989           06.370/1989   Active
------------------------------------------------------------------------------------------------------------------------------------
Zagnut                             Finland                                                         106,551   Active
------------------------------------------------------------------------------------------------------------------------------------
Zagnut                             Japan                                                         2,241,675   Active
------------------------------------------------------------------------------------------------------------------------------------
Zagnut                             Norway                                                          135,512   Active
------------------------------------------------------------------------------------------------------------------------------------
Zagnut                             Sweden                                                          215,185   Active
------------------------------------------------------------------------------------------------------------------------------------
Zagnut                             Taiwan                                                          407,468   Active

------------------------------------------------------------------------------------------------------------------------------------
Zagnut                             Taiwan                                                          407,356   Active
====================================================================================================================================
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================


I.C.     UNREGISTERED TRADEMARK

         CHOO CHOO CHARLIE AND DESIGN



Page 32 of 34 Pages

II.      COPYRIGHTS

         Kk 179,128 Issued 2/11/1964
         Renewed 2/21/1992 Renewal #602 185
         Title: Milk chocolate covered english toffee miniatures
         Author: L.S. Heath & Sons, Inc.

         Kk 3471 Issued 1/5/1941
         Renewed 3/28/1968 Renewal #432 857
         Title: Label - Heath Toffee-Ettes
         Author: Bayard E. Heath

         No. 15988 Issued 9/1/1936
         Renewed 9/4/1963 Renewal #322 471
         Title: Heath English Toffee
         Author: L.S. Heath & Sons, Inc.

         VA 595 683 Issued 11/5/1993
         Title: Good 'N Fruity Candy Box Package
         Author: Leaf, Inc.
         Renewal Due: 11/5/2003



III.  LIMITATIONS/LICENSE AGREEMENTS

         [Confidential Information Deleted]

         SCHEDULE B TO TRADEMARK AND TECHNOLOGY ASSIGNMENT AGREEMENT

I.       PATENTS AND PATENT APPLICATIONS

         1.       United States Patent Number 5,139,797
                  Granted August 18, 1992
                  Inventors: Robert Huzinec, Terry Schindeldecker
                  Assigned to: Leaf, Inc.

         2.       United States Patent Application
                  Serial Number 081543,422
                  Applied for October 16, 1995
                  Inventors: Dee Brown, Robert Huzinec, Tom Kearns, Mark Norton, Terry Schindeldecker

         3. European Patent Application filed relating to the patent application listed in Section 2 above.



Page 33 of 34 Pages

--------------------------------------------------------------------------------
II.  UNPATENTED TECHNOLOGY AND KNOW HOW
--------------------------------------------------------------------------------
       [Confidential Information Deleted]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================





Page 34 of 34 Pages